Exhibit 99.1

Frontier Communications

3 High Ridge Park

Stamford, CT 06905

203.614.5600

www.frontier.com

Frontier Communications to Release First-Quarter 2014 Results and Host Call

STAMFORD, Conn.,  April 1, 2014 -- Frontier Communications Corporation (NASDAQ: FTR) plans to release first-quarter 2014 results on Tuesday,  May 6, 2014 after the market closes and to host a conference call that day at 4:30 P.M. Eastern Time.  The conference call will be webcast and may be accessed in the Webcasts & Presentations section of Frontier’s Investor Relations website at www.frontier.com/ir.

A telephonic replay of the conference call will be available beginning at 7:30 P.M. Eastern Time, Tuesday,  May 6, 2014 through Sunday, May 11, 2014 at 7:30 P.M. Eastern Time  at 888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 719-457-0820, passcode 7038009.  A  webcast replay of the call will be available at www.frontier.com/ir.

INVESTOR CONTACT:	MEDIA CONTACT:
Luke Szymczak	Brigid Smith
Vice President, Investor Relations	AVP, Corp. Comm.
(203) 614-5044	(203) 614-5042
luke.szymczak@ftr.com	brigid.smith@ftr.com

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